Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments

July 31, 2026

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds
Relative Value:
Alphadyne Global Rates Fund II, Ltd.(a)	7/1/2018	187,654	$228,134,560	$315,098,015	4.48%	9/30/2026	Quarterly (4)
Alphadyne International Fund, Ltd.	7/1/2019	13,489	16,000,000	24,362,281	0.35	9/30/2026	Quarterly (4)
Brevan Howard Alpha Strategies Fund Limited	8/1/2022	650,573	72,229,340	86,144,139	1.22	8/31/2026	Monthly (5)
D.E. Shaw Cogence International Fund, L.P.	10/1/2025	n/a	145,000,000	157,282,953	2.24	9/30/2026	Quarterly (6)
D.E. Shaw Composite International Fund, L.P.	1/1/2011	n/a	51,757,187	277,584,883	3.95	9/30/2026	Quarterly (5)
D.E. Shaw Lithic International Fund, L.P.	7/1/2022	n/a	155,000,000	195,298,622	2.78	8/31/2026	Monthly
D.E. Shaw Valence International Fund, L.P.	1/1/2015	n/a	23,925,054	152,289,185	2.17	9/30/2026	Quarterly (7)
ExodusPoint Partners International Fund, Ltd.	6/1/2018	165,727	104,833,125	197,229,058	2.80	9/30/2026	Quarterly (8)
Kirkoswald Global Macro Fund Limited	5/1/2021	2,272,298	256,000,000	440,486,436	6.26	9/30/2026	Quarterly (4)
Millennium International, Ltd.	1/1/2011	274,394	253,905,643	676,945,354	9.63	9/30/2026	Quarterly (9)
Point72 Capital International, Ltd.	4/1/2022	1,899,560	301,106,646	519,246,493	7.38	9/30/2026	Quarterly (4)
Rokos Global Macro Fund Limited	3/1/2026	250,000	25,000,000	26,355,409	0.37	8/31/2026	Monthly (4)
Two Sigma Absolute Return Enhanced Cayman Fund, Ltd.	6/1/2025	50,482	170,473,761	191,630,824	2.72	8/31/2026	Monthly
Two Sigma Spectrum Cayman Fund, Ltd.	6/1/2018	5,205	18,442,620	33,583,965	0.48	9/30/2026	Quarterly

Total Relative Value			1,821,807,936	3,293,537,617	46.83

Market Neutral and Hedged Equity:
Coatue Offshore Fund, Ltd.	3/1/2021	196,240	152,000,000	221,871,813	3.15	9/30/2026	Quarterly (10)
D1 Capital Partners Offshore LP	3/13/2020	n/a	153,000,000	623,451,102	8.87	9/30/2026	Quarterly (11)
Dragoneer Global Offshore Feeder II, LP	4/1/2021	n/a	161,000,000	186,404,086	2.65	12/31/2026	Semi-annually (12)
FGP Redwood Offshore Fund Ltd.(b)	1/1/2024	273,444	280,000,000	314,016,376	4.47	9/30/2026	Quarterly (4)
Holocene Advisors Offshore Fund Ltd.	4/1/2017	148,218	174,500,000	328,550,787	4.67	9/30/2026	Quarterly (13)
Ilex Offshore Fund Limited	7/1/2023	107,441	114,500,000	138,544,964	1.97	9/30/2026	Quarterly (4)
Polymer Asia (Cayman) Fund Ltd.	3/1/2022	141,533	141,993,178	197,416,099	2.81	9/30/2026	Quarterly (4)
Suvretta Offshore Fund, Ltd	3/1/2013	1,324	1,041,906	854,661	0.01	n/a	Other (14)
Suvretta Partners, LP*	1/1/2017	n/a	981,056	227,527	0.00	n/a	Other (14)
Tiger Global Crossover (Cayman) L.P.	11/16/2021	n/a	113,000,000	138,214,553	1.97	9/30/2026	Annually (15)
Woodline Offshore Fund Ltd.	8/1/2019	120,672	127,650,000	250,816,935	3.57	9/30/2026	Quarterly (4)
XN Exponent Offshore Fund LP	10/1/2020	n/a	19,395,474	19,280,687	0.27	n/a	Other (14)

Total Market Neutral and Hedged Equity			1,439,061,614	2,419,649,590	34.41

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2026

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds (continued)
Event-Driven:
Elliott International Limited	1/1/2011	228,029	$332,631,066	$585,886,172	8.33%	12/31/2026	Semi-annually (16)
HG Vora Opportunistic Capital Fund (Cayman) LP	11/14/2019	n/a	-	2,567,686	0.04	n/a	Other (17)
HG Vora Special Opportunities Fund, LP*	4/1/2017	n/a	8,171,098	12,620,318	0.18	9/30/2026	Quarterly (4)
HG Vora Special Opportunities Fund, Ltd.	7/1/2013	7,790	30,112,169	34,341,590	0.49	9/30/2026	Quarterly (4)
SOF SPV Offshore (Cayman) Ltd.	1/1/2026	20,806	15,625,234	20,402,909	0.29	n/a	Other (14)
SOF SPV Onshore (Cayman) Ltd.	1/1/2026	7,446	4,901,277	7,219,189	0.10	n/a	Other (14)

Total Event-Driven			391,440,844	663,037,864	9.43

Distressed and Credit Securities:
Apollo Offshore Credit Strategies Fund Ltd.	3/1/2022	298,550	290,500,000	364,636,107	5.18	12/31/2026	Annually (18)
Cerberus Global NPL Feeder Fund, L.P.	1/11/2019	n/a	1,334,243	12,266,334	0.18	n/a	Other (19)
Cerberus Global NPL Fund AIV II S.C.A.**	1/1/2021	n/a	20,962,536	36,669,338	0.52	n/a	Other (17)
Cerberus Global NPL Fund AIV, L.P.*	12/3/2019	n/a	216,586	106,643	0.00	n/a	Other (17)
Cerberus International II, LP*	1/1/2021	n/a	18,744,430	25,413,638	0.36	n/a	Other (14)
Cerberus International SPV, Ltd.	3/1/2012	23	33,658	82,393	0.00	n/a	Other (14)
Cerberus International, Ltd.***	2/1/2011	0.01	11,509	26,249	0.00	n/a	Other (14)

Total Distressed and Credit Securities			331,802,962	439,200,702	6.24

Total investments in Investment Funds			$3,984,113,356	$6,815,425,773	96.91%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2026

(Unaudited)

Description	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets

Short-Term Investments
Money Market Funds:
Fidelity Investments Money Market Government Portfolio Class I (yield 3.55%)*(20)	111,326,296	$111,326,296	$111,326,296	1.58%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares (yield 3.58%)*(20)	106,834,339	106,834,339	106,834,339	1.52
JPMorgan U.S. Government Money Market Fund Class I (yield 3.52%)*(20)	106,832,652	106,832,652	106,832,652	1.52

Total Short-Term Investments		$324,993,287	$324,993,287	4.62%

Total Investments		$4,309,106,643	$7,140,419,060	101.53%

Other assets, less liabilities			(107,849,900)	(1.53)

Net assets			$7,032,569,160	100.00%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2026

(Unaudited)

All investments are domiciled in the Cayman Islands except as noted.

*	Investment is domiciled in the United States.

**	Investment is domiciled in Luxembourg.

***	Investment is domiciled in the Bahamas.

Complete information about all of the investment funds’ underlying investments is not readily available.

(a)

Approximately 15.95% of this investment is held by Ironwood Multi-Strategy Fund Ltd. (the “CFC”), a Cayman Islands controlled foreign corporation which is wholly owned by the Fund. Total Investments held by the CFC represent 1.44% of the Fund’s Net Assets.

(b)

Approximately 16.17% of this investment is held by Ironwood Multi-Strategy Fund Ltd. (the “CFC”), a Cayman Islands controlled foreign corporation which is wholly owned by the Fund. Total Investments held by the CFC represent 1.44% of the Fund’s Net Assets.

(1)	Investments in investment funds may be composed of multiple share classes that may have different net asset values per share.

(2)

Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after July 31, 2026 that a redemption from a tranche is available without a redemption fee.

(3)

Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 30 to 90 days. If applicable, lock-up periods range from 12 to 36 months. It is unknown when restrictions will lapse for any fund level gates, suspensions, term vehicles, or private investments.

(4)	Subject to a 25% quarterly investor level gate.

(5)	Subject to a 12.5% quarterly investor level gate.

(6)	Subject to an 8.33% quarterly investor level gate.

(7)	Subject to an 8.33% quarterly investor level gate. If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(8)

Approximately 80% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 20% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(9)	Subject to a 5% quarterly investor level gate. The Fund has an unfunded commitment to this investment fund of $25,000,000.

(10)

Approximately 80% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 20% of this investment is invested in private investments, which do not have set redemption timeframes.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2026

(Unaudited)

(11)

Approximately 30% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate. Less than 1% of this investment is earmarked for potential private investments. The earmarked balance is available for redemption quarterly, subject to a 12.5% investor level gate, only after the aforementioned non-earmarked balance has been fully redeemed. Approximately 70% of this investment is invested in private investments, which do not have set redemption timeframes.

(12)

Approximately 66% of this investment is available for redemption semi-annually, subject to a 16.67% investor level gate. The remaining 34% of this investment is invested in private investments, which do not have set redemption timeframes.

(13)

Approximately 78% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 22% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(14)	The investment fund does not have a set redemption timeframe, but is a liquidating investment and making distributions as underlying investments are sold.

(15)

Approximately 45% of this investment is available for redemption annually, subject to a 25% investor level gate. The remaining 55% of this investment is invested in private investments, which do not have set redemption timeframes.

(16)

Approximately 67% of this investment is available for redemption semi-annually, subject to a 25% investor level gate. The remaining 33% of this investment is available for redemption semi-annually, subject to a 12.5% investor level gate. The Fund has an unfunded commitment to this investment fund of $51,024,755.

(17)	The investment fund is a term vehicle and does not have a set redemption timeframe.

(18)

This investment is available for redemption annually. If the redemption request amount is 50% of this investment or less, the entire requested amount will be redeemed as of the annual redemption date. If the redemption request amount is greater than 50% of this investment, the requested redemption amount will be redeemed over four equal quarterly redemptions, the first of which takes place on the annual redemption date.

(19)	The investment fund is a term vehicle and does not have a set redemption timeframe. The Fund has an unfunded commitment to this investment fund of $16,299,851.

(20)	The rate shown is the annualized 7-day yield as of July 31, 2026.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) is an investment company as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Fund follows the accounting and reporting guidance in ASC 946.

ASC Topic 820, Fair Value Measurement (“ASC 820”), provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in investment funds, provided certain criteria are met. Accordingly, the Fund values its investments in investment funds at fair value, which is an amount equal to the sum of the Fund’s proportionate interests in the investment funds, as determined from financial information provided by the respective administrators or investment managers of the investment funds. These fair values represent the amounts the Fund would receive if it were able to liquidate its investments in the investment funds as of the measurement date, prior to any early withdrawal charges, if applicable. Some values received are estimates, subject to subsequent revision by the respective administrators or investment managers. Values received are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds, their administrators, and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in the investment fund.

The Adviser has designated a committee to oversee the valuation of the Fund’s investments (the “Valuation Committee”). The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures. The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of and for the quarter ended July 31, 2026, all investments in investment funds were valued using the values provided by the investment funds or their administrators.

Short-term investments consist of investments in money market funds valued at $324,993,287 as of July 31, 2026. These investments are valued using readily available market quotations at their respective net asset value per share and are categorized as Level 1 in the fair value hierarchy, as defined in ASC 820.

In accordance with U.S. GAAP, investments in investment funds that are valued at net asset value as a practical expedient are not required to be included in the fair value hierarchy. All investments in investment funds were valued at their respective net asset value as of July 31, 2026, and are excluded from the fair value hierarchy.

As of July 31, 2026, approximately 1.05% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold. Additionally, approximately 9.37% of the Fund’s net assets were invested in designated private investments maintained by the investment funds or in term vehicles, which do not have set redemption timeframes. The timing of when these investments will be liquidated is unknown.

As of July 31, 2026, the Fund had unfunded capital commitments to investment funds of $92,324,606.

The following is a summary of the Fund’s investment sectors as of July 31, 2026.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity. Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies. Generally, investment funds within this sector require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and hedged equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy). The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long. Generally, investment funds within this sector require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations. Generally, investment funds within this sector require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors. Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within this sector require a 90 day notice period to redeem at the next available redemption date.